UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2005

TALX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21465	43-0988805

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1850 Borman Court
St. Louis, Missouri 63146
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 214-7000

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

     ☐ Written communications pursuant to Rule 425 under the Securities Act

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     ☐ Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition.

On July 11, 2005, we issued a press release announcing that our operating results for the three months ended June 30, 2005 are expected to exceed earlier guidance for revenues and diluted earnings per share from continuing operations for the period. A copy of the press release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

The information in this Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. See Exhibit Index.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2005	TALX CORPORATION
	By:	/s/ L. Keith Graves
L. Keith Graves
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated July 11, 2005